SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                          Date of Report: July 28, 2004

                       Citizens South Banking Corporation
               (Exact Name of Registrant as Specified in Charter)

          Delaware                       0-23971                  54-2069979
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)

519 South New Hope Road, Gastonia, North Carolina                28054-4040
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code: 704-868-5200

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Item 7. Exhibits

99 Additional Exhibits:

      (a) Text of written presentation that Citizens South Banking Corporation intends to make available to interested investors and analysts on June 28, 2004 at the Keefe, Bruyette & Woods, Inc. Fifth Annual Community Bank Investor Conference in New York, New York.

Item 9. Regulation FD Disclosure

      On July 28, 2004, Citizens South Banking Corporation intends to present to interested investors and analysts written investor presentation material, which includes, among other things, a review of financial results and trends through the period ended June 30, 2004.

      The information provided pursuant hereto shall not be deemed incorporated by reference by any general statement incorporating by reference the Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  CITIZENS SOUTH BANKING CORPORATION


DATE: July 28, 2004                By: /s/ Kim S. Price
                                       ----------------------------------
                                       Kim S. Price
                                       President and Chief Executive Officer


                                   By: /s/ Gary F. Hoskins
                                       ----------------------------------
                                       Gary F. Hoskins
                                       Chief Financial Officer